UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): July 8, 2019

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34657 (Commission File Number)	75-2679109 (I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive officers)
75201
(Zip Code)
214-932-6600
(Registrant's telephone number,
including area code)
N/A
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	Nasdaq Stock Market
6.5% Non-Cumulative Perpetual Preferred Stock Series A, par value $0.01 per share	TCBIP	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Tendered Conditional Resignation Declined by Board of Directors

Texas Capital Bancshares, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) on April 17, 2019, disclosing that Elysia Holt Ragusa, chair of the Governance and Nominating Committee (“GNC”), received more “withhold” votes than votes "for" her re-election to the Board of Directors (the “Board”) at the Company's 2019 Annual Meeting of Stockholders (“2019 Annual Meeting”). In accordance with the Company's majority voting policy set forth in Section G. of its Corporate Governance Guidelines (“Governance Guidelines”), Ms. Ragusa tendered her resignation to the Board, conditioned on acceptance of the resignation by the Board after following the procedures set forth in the Governance Guidelines. The Governance Guidelines are available in the “Governance Documents” section of the Company’s website at: http://investors.texascapitalbank.com/govdocs.

As contemplated by the Governance Guidelines, the GNC, with Ms. Ragusa recused, considered the tendered resignation in view of factors it deemed relevant, including without limitation:

(i)	the apparent reason why stockholders withheld their vote;

(ii)	available alternatives to cure the underlying cause of the withheld vote;

(iii)	Ms. Ragusa’s length of service and qualifications;

(iv)	Ms. Ragusa’s past and expected future contributions to the Company;

(v)	the composition of the Board, including the mix of skills, attributes and diversity of experience and viewpoints provided to the Company, and

(vi)	other relevant matters, all as further described below.

Based upon these considerations the GNC unanimously recommended to the Board that it decline to accept Ms. Ragusa’s resignation. The Board, with Ms. Ragusa recused, considered Ms. Ragusa’s tendered resignation in view of the matters evaluated by the GNC and its recommendation and on July 8, 2019 determined unanimously not to accept Ms. Ragusa’s resignation.

Board Approves Bylaw Change to Eliminate Holding Period for Qualifying Shares Supporting a Request for a Special Meeting of Stockholders

The Board has also voted unanimously to delete from the Company’s Amended and Restated Bylaws that became effective in November 2018 (the “Revised Bylaws”) the requirement that stockholders requesting a special meeting of stockholders have held their shares for at least one year, as described below at Item 5.03. The Board also directed management and the GNC to continue discussions with stockholders regarding whether one or more proposals addressing the Revised Bylaws should be presented by the Company for stockholder voting at the 2020 Annual Meeting of Stockholders.

Reason for Majority “Withhold” Vote

The GNC concluded that the principal reason for the majority “withhold” vote for Ms. Ragusa’s re-election as a director was the recommendation of proxy advisory firms that stockholders withhold their votes in response to the Board’s approval of provisions included in the Revised Bylaws that increased the ownership threshold for stockholders to call a special meeting from 10 percent with no holding period requirement to 20 percent with a holding period of at least one year, without submitting those changes to a stockholder vote. This was characterized by the proxy advisory firms as a material diminution in stockholder rights in their voting summaries received by the Company. Discussions with a few of the Company’s larger stockholders that cast “withhold” votes without consideration of the proxy advisory firm recommendations confirmed that conclusion.

Background of Adoption of Revised Bylaws

Commencing in June 2018 the GNC undertook an evaluation of the Amended and Restated Bylaws as then in effect, which were substantially unchanged from the time of the Company’s initial public offering in 2003, with the objective of bringing them current to reflect bylaw terms and policies appropriate for the Company and comparable to similarly situated issuers. The information considered in this process included Delaware law and judicial decisions, SEC rules relating to the stockholder meeting and proxy process, bylaws adopted by peer bank holding company issuers, published proxy voting policies of the Company’s largest stockholders, the published proxy voting policies of proxy advisory firms and the results of recent public company stockholder meeting activity that focused on certain key bylaw provisions.

The Revised Bylaws, among other things, increased the required ownership threshold for stockholders to call a special meeting (the “Special Meeting Threshold”) from 10 percent of the outstanding shares, with no holding period requirement, to 20 percent of outstanding shares (the “20% Special Meeting Threshold”) with a holding period of at least one year (the “Holding Period Requirement”), and to make certain other changes to the procedural requirements applicable to stockholder meetings and actions by written consent (“Procedural Rules”).

The Revised Bylaws, including a redline showing changes made and a description of material changes, along with an invitation to stockholders to communicate with the Board regarding governance matters, were filed with the SEC as Exhibits 3.1 and 3.2 in a Current Report on Form 8-K on November 5, 2018 (the “November 2018 Form 8-K”). Descriptions of the terms of the Revised Bylaws included in this Current Report on Form 8-K are qualified in their entirety by reference to the Revised Bylaws as attached as Exhibit 3.1 to the November 2018 Form 8-K, which are incorporated by reference herein.

The Revised Bylaws were approved by the unanimous vote of the Board based on the unanimous recommendation of the GNC.

Factors Considered by the Board in Approving the Revised Bylaws

The GNC and the Board considered a number of factors in determining to approve the Revised Bylaws, including the 20% Special Meeting Threshold, the Holding Period Requirement and the Procedural Rules, which included, without limitation:

•
Three of the Company’s five largest stockholders identified in the Proxy Statement for the 2019 Annual Meeting (“2019 Proxy Statement”), holding in aggregate more than 20% of the Company’s shares, had publicly stated their position on the Special Meeting Threshold issue, indicating acceptance of up to a 25% Special Meeting Threshold. The other two stockholders publicly stated their expectation that stockholders will have the right to call special meetings, but had not commented on any particular voting threshold. Other stockholders among the Company’s 25 largest holders have publicly stated similar positions.

•
Stockholders that publicly announced a policy of accepting a Special Meeting Threshold of up to 25% generally referred to the importance of not wasting management and investor time on matters that do not have a significant degree of support from the core stockholder base having significant commitments to the issuer’s long-term value. There have been many times over the past five years at which one or two stockholders have owned 10% to 20% of the Company’s outstanding shares (18.1% in the 2019 Proxy Statement), allowing them the power to call a special meeting under the 10% Special Meeting Threshold, with no assurance of broad stockholder interest.

•
The GNC and the Board considered Special Meeting Threshold bylaw provisions implemented by the 14 issuers included in the Company’s executive compensation peer group. The Special Meeting Thresholds of those peers ranged from 10% at the low end (3 of 14 issuers) to no provision for stockholders to call a special meeting (2 of 14 issuers). Other levels were 20% (1 issuer), 25% (3 issuers), 40% (1 issuer), 50% (1 issuer), 50.1% (2 issuers) and 51% (1 issuer). Accordingly, within this population of issuers, the 20% Special Meeting Threshold appeared reasonable.

•
The range of stockholder opinion regarding the appropriate level of Special Meeting Threshold percentage has become relatively well known in recent years as significant numbers of annual meeting proxy proposals had focused on the issue. In a clear majority of cases, stockholders have voted to approve, or ratify, Special Meeting Threshold levels above the 10% level and at or below the 25% level.

•
Voting guidelines provided by widely followed proxy advisors did not set forth clear guidance that bylaw changes such as the 20% Special Meeting Threshold and the Holding Period Requirement will in all cases result in a withhold vote recommendation unless submitted to a stockholder vote, referencing consideration of additional factors such as high standards of governance and effective stockholder engagement. The Company has received consistently high governance ratings from these organizations in recent years and, as described in more detail below, maintains what it believes is an effective program of stockholder communication and engagement.

•
The Revised Bylaws were not approved in response to any perceived threats of stockholder action. The Board believes that the appropriate time to consider governance matters of this nature is before any specific active stockholder issue arises.

Stockholder Communication and Engagement

The Board and GNC considered how best to engage with stockholders relative to the changes made in the Revised Bylaws. In view of:

(i)	the extent of the revisions;

(ii)	the planned public filing of the Revised Bylaws well in advance of the 2019 Annual Meeting cycle; and

(iii)	the Company’s continuous program of stockholder communication and engagement,

it was determined that it would be most efficient, and fair to all stockholders, to adopt and publicly file the Revised Bylaws and then communicate with stockholders relative to any resulting questions or concerns based on a publicly available document.

The Board views the questions raised by certain of its stockholders and by the proxy advisors in connection with the 2019 Annual Meeting, and this response, as part of that process of engagement. The Board was, and remains, open to respond to constructive questions and recommendations by stockholders for further changes to the Revised Bylaws.

The Company engages in a continuous program of communication and engagement with stockholders throughout the year. After the Revised Bylaws became effective in November 2018, through the time of distribution of the Company’s 2019 Proxy Statement on March 7, 2019, the Company’s CEO and CFO met with more than 90 investors, representing more than 40% of outstanding shares of common stock, including 5 of the 10 largest stockholders. During that time only one stockholder, owning significantly less than 1% of the outstanding shares, objected to the 20% Special Meeting Threshold and Holding Period Requirement. This response was perceived as confirming the Board’s belief that the Revised Bylaws were reasonable and in line with expectations of stockholders and the market generally. The Company did not undertake active engagement with the proxy advisory firms.

The Company learned of “withhold” vote recommendations by proxy advisory firms as described above after filing the 2019 Proxy Statement with the SEC. Over the following weeks the Revised

Bylaws were discussed with a few of the Company’s larger stockholders, with the chairman of the Board participating in one call at the stockholder’s request. Given the limited amount of time prior to the 2019 Annual Meeting and the Board’s commitment to continuing communication with stockholders and thoughtful deliberation regarding the issues that had been raised, the Company did not undertake to communicate the information presented in this Current Report on Form 8-K to the proxy advisory firms or stockholders at that time, or solicit stockholders providing “withhold” votes for Ms. Ragusa to change their votes.

Responding to Ms. Ragusa’s Conditional Resignation

The GNC and the Board believe:

(i)	the rationale and considerations summarized in this Current Report on Form 8-K;

(ii)
the Board’s direction to the GNC and management to continue communication and engagement regarding the Revised Bylaws and possible further action at the Company’s 2020 Annual Meeting as described above; and

(iii)	the Board’s action to amend the Revised Bylaws to delete the one year Holding Period Requirement are fully responsive to the issues regarding the Revised Bylaws raised by the proxy advisory firms, the stockholders that cast “withhold” votes in accordance with proxy advisor recommendations and other stockholders casting “withhold” votes pursuant to their own evaluation of the issues.

Based upon the foregoing conclusions and the value of Ms. Ragusa’s past and future contributions to the Board, including her continuing commitment to assuring that the Company maintains high governance standards, the Board determined it would not be in the interest of the Company and its stockholders to accept her tendered resignation.

Further Stockholder Communication and Engagement Encouraged

The Board encourages stockholders wishing to communicate with the Board regarding the issues discussed in this Current Report on Form 8-K or any other governance matters to communicate with the Board by sending an e-mail to bod@texascapitalbank.com or by sending a letter to the Board of Directors, c/o Corporate Secretary, 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Board on July 8, 2019 unanimously approved an amendment of the Company's Revised Bylaws to delete the requirement set forth in Section 2.3(c) d. that stockholders seeking to call a special meeting of stockholders must have held their qualifying shares for at least one year. Effective as of that date Section 2.3(c) d. of the Revised Bylaws was amended to read in its entirety as set forth on Exhibit 3.1, which is incorporated herein by reference. The action was taken in connection with the processes, and based on the considerations, described above in Item 5.02.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Amendment to Section 2.3(c) of Amended and Restated Bylaws of Texas Capital Bancshares, Inc.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 11, 2019	TEXAS CAPITAL BANCSHARES, INC.

		By:	/s/ Julie Anderson
Julie Anderson Chief Financial Officer